UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2005

CITIGROUP MORTGAGE LOAN TRUST INC.

(as depositor under the Pooling and Servicing Agreement,

dated as of June 1, 2005, providing for the issuance of

Carrington Mortgage Loan Trust, Series 2005-NC3

Asset Backed Pass-Through Certificates)

Citigroup Mortgage Loan Trust Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-107958	01-0791848
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification Number)

390 Greenwich Street

New York, New York	10013
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 816-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

Description of the Certificates and the Mortgage Pool

Citigroup Mortgage Loan Trust Inc. (the “Registrant”) plans a series of certificates, entitled Carrington Mortgage Loan Trust, Series 2005-NC3 Asset Backed Pass-Through Certificates (the “Certificates”), to be issued pursuant to a pooling and servicing agreement, dated as of June 1, 2005, among the Registrant as depositor, New Century Mortgage Corporation as servicer and Deutsche Bank National Trust Company as trustee. The Certificates designated as the Series 2005-NC3 Certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund (the “Trust Fund”) consisting primarily of a segregated pool (the “Mortgage Pool”) of conventional, one- to four-family, first lien and second lien fixed-rate and adjustable-rate residential mortgage loans having original terms to maturity up to 30 years (the “Mortgage Loans”).

Computational Materials

Citigroup Global Markets Inc. (the “Underwriter”) has advised the Registrant that it has furnished to certain prospective purchasers of Certificates certain materials, herein referred to as “Computational Materials,” in written form, which Computational Materials are in the nature of data tables and term sheet information relating to the Mortgage Loans or other assets of the Trust Fund, the structure of the Certificates and terms of certain classes of Certificates, and the hypothetical characteristics and hypothetical performance of certain classes of Certificates under certain assumptions and scenarios.

The Computational Materials have been provided by the Underwriter. The information in the Computational Materials is preliminary and will be superseded by the Prospectus

Supplement relating to the Certificates and by any other information subsequently filed with the Commission.

The Computational Materials were prepared by the Depositor at the request of certain prospective investors. The Computational Materials may be based on information that differs from the information set forth in the Prospectus Supplement.

Item 9.01.	Financial Statements and Exhibits

(a)	Financial Statements.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits.

Exhibit No.	Item 601(a) of Regulation S K Exhibit No.	Description
1	99

Computational Materials (as defined in Item 5) that have been provided by Citigroup Global Markets Inc. to certain prospective purchasers of Carrington Mortgage Loan Trust, Series 2005-NC3 Asset Backed Pass-Through Certificates.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 8, 2005

CITIGROUP MORTGAGE LOAN TRUST INC.

By:	/s/ Matthew R. Bollo
Name:	Matthew R. Bollo
Title:	Assistant Vice President

Index to Exhibits

Exhibit No.	Description	Sequentially Numbered Page
99.5

Computational Materials (as defined in Item 5) that have been provided by Citgroup Global Markets Inc. to certain prospective purchasers of Carrington Mortgage Loan Trust, Series 2005-NC3, Asset Backed Pass-Through Certificates.

P

EXHIBIT 99.5

[FILED BY PAPER]